SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2010

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10909 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York  10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 19, 2010, NeoStem, Inc., a Delaware corporation (the “Company”), issued a press release pursuant to which the Company announced a joint initiative between the Company’s charitable organization, Stem for Life Foundation, and the Vatican’s Pontifical Council for Culture’s charitable organization, STOQ International (Science Theology and the Ontological Quest), to expand research and raise awareness of adult stem cell therapies.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

                  The information in this Current Report on Form 8-K under Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K.  In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including, without limitation, Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report on Form 8-K, including, without limitation, Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Forward Looking Statements

                  This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently.  Forward-looking statements represent our management's judgment regarding future events.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's reports filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 19, 2010 (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:  May 19, 2010